UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2007

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-21696                   22-3106987
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)


           26 Landsdowne Street, Cambridge, Massachusetts          02139
           (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Extension of Terms of Employment Agreements for Named Executive Officers

ARIAD Pharmaceuticals, Inc. (the "Company") has entered into amendments of employment agreements with the Company's named executive officers dated April 27, 2007 and May 1, 2007 to extend the terms of employment for such officers as follows:


                                                                                          Term of Agreement Extended
                                   Name and Title                                       From                        To
                                                                                          (December 31 of each year)
------------------------------------------------------------------------------------------------------------------------------------
Harvey J. Berger, M.D.                                                                  2009                       2011
Chairman and Chief Executive Officer

David L. Berstein, Esq.                                                                 2008                       2010
Senior Vice President, Chief Patent Counsel

Timothy P. Clackson, Ph.D.                                                              2008                       2010
Senior Vice President, Chief Scientific Officer

Edward M. Fitzgerald
Senior Vice President, Finance and Corporate Operations,                                2008                       2010
Chief Financial Officer and Treasurer

John D. Iuliucci, Ph.D.                                                                 2008                       2010
Senior Vice President, Chief Development Officer

The term of employment for each officer is thereafter subject to automatic renewal for successive one-year terms (three-year terms in the case of Dr.
Berger) absent notice to the contrary by either party.

These extensions were approved by the Compensation Committee of the Board of Directors and, for Dr. Berger's amendment, by the Board of Directors of the Company.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARIAD Pharmaceuticals, Inc.



                                        By:   /s/ Edward M. Fitzgerald
                                           -------------------------------------
                                              Edward M. Fitzgerald
                                              Senior Vice President, Finance and
                                              Corporate Operations,
                                              Chief Financial Officer


Date:    May 2, 2007